Exhibit 99.1

Fourth Quarter 2017

Supplemental Information

TABLE OF CONTENTS

Company Information	3
Financial Highlights	5
Balance Sheets
Consolidated by quarter	6
Statements of Operations, FFO & CORE FFO
Consolidated	7
Consolidated – Trailing 5 Quarters	8

Adjusted EBITDA and Coverage Ratios	9
Portfolio Data:
Loan Portfolio Data	10
Real Estate Portfolio Data	11
Real Estate Portfolio, Changes in the portfolio	12
Indebtedness Overview	13
Definitions	14

RAIT Financial Trust

December 31, 2017

Company Information:

RAIT Financial Trust is an internally-managed real estate investment trust focused on managing a portfolio of commercial real estate (CRE) loans and properties.

Corporate Headquarters	Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pa 19103 215.207.2100
Trading Symbol	NYSE: “RAS”
Investor Relations Contact	Andres Viroslav Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pa 19103 215.207.2100

Common and Preferred Stock Information:

	For the Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Common:
Share Price, period end	$0.38	$0.73	$2.19	$3.20	$3.36
Share Price, high	$0.72	$2.25	$3.18	$3.91	$3.45
Share Price, low	$0.29	$0.55	$1.90	$2.80	$2.41
Dividends declared	$-	$-	$0.05	$0.09	$0.09
Dividend yield, period end	0.0%	0.0%	9.1%	11.3%	10.7%
Common shares outstanding	93,045,152	93,046,621	93,105,742	92,691,743	92,295,478
Weighted Average common shares, basic	91,579,654	91,559,636	91,453,415	91,300,812	91,203,955
Weighted Average common shares, diluted	91,579,654	91,559,636	91,453,415	91,300,812	91,971,817

Preferred:
Series A
Shares outstanding	5,344,353	5,344,353	5,344,353	5,344,353	5,344,353
Share price, period end	$12.15	$14.30	$20.60	$21.47	$20.28
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Par	$133,608,825	$133,608,825	$133,608,825	$133,608,825	$133,608,825
Dividend	$0.484375	$0.484375	$0.484375	$0.484375	$0.484375
Yield	15.9%	13.5%	9.4%	9.0%	9.6%
Series B
Shares outstanding	2,340,969	2,340,969	2,340,969	2,340,969	2,340,969
Share price, period end	$12.59	$15.17	$22.90	$22.85	$21.26
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Par	$58,524,225	$58,524,225	$58,524,225	$58,524,225	$58,524,225
Dividend	$0.5234375	$0.5234375	$0.5234375	$0.5234375	$0.5234375
Yield	16.6%	13.8%	9.1%	9.2%	9.8%
Series C
Shares outstanding	1,640,425	1,640,425	1,640,425	1,640,425	1,640,425
Share price, period end	$13.24	$15.74	$23.98	$24.00	$22.56
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Par	$41,010,625	$41,010,625	$41,010,625	$41,010,625	$41,010,625
Dividend	$0.5546875	$0.5546875	$0.5546875	$0.5546875	$0.5546875
Yield	16.8%	14.1%	9.3%	9.2%	9.8%
Series D (not publicly traded)
Shares outstanding	3,133,720	3,133,720	3,133,720	3,536,000	3,536,000
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Par	$78,343,000	$78,343,000	$78,343,000	$88,400,000	$88,400,000
Coupon	8.50%	8.50%	8.50%	8.50%	8.50%

FINANCIAL HIGHLIGHTS

($'s in 000's)	For the Three Months Ended
	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
OPERATING DATA:
Lending:
Investments in loans	$1,270,607		$1,260,346		$1,267,705		$1,315,539		$1,292,639
Gross loan production	$87,460		$100,585		$154,675		$120,040		$67,540
Weighted average interest rate of loan production (a)	5.3%		5.4%		5.7%		5.6%		5.6%

Real estate portfolio:
Gross real estate investments	$274,672		$399,674		$470,249		$694,230		$854,646
Property dispositions	$124,296		$63,260		$73,153		$138,326		$146,068
Property income	$12,161		$15,012		$16,946		$20,065		$23,501
Operating expenses	$8,742		$8,313		$9,509		$10,634		$13,084
Net operating income	$3,419		$6,699		$7,437		$9,431		$10,417
NOI margin	28.1%		44.6%		43.9%		47.0%		44.3%

EARNINGS & DIVIDENDS:
Earnings (loss) per share from continuing operations - diluted	$(0.05)		$(0.26)		$(1.38)		$(0.33)		$(0.37)
Earnings (loss) per share from discontinued operations - diluted	$-		$-		$-		$-		$0.54
Earnings (loss) per share -- diluted	$(0.05)		$(0.26)		$(1.38)		$(0.33)		$0.17
FFO per share	$0.04		$(0.18)		$(0.54)		$(0.30)		$0.05
CAD per share (b)	$(0.03)		$(0.01)		$(0.04)		$0.06		$0.07
Dividends per share	$-		$-		$0.05		$0.09		$0.09
CAD payout ratio	0.0%		0.0%		-125.0%		150.0%		128.6%

RECOURSE DEBT REDUCTIONS:
Reductions of recourse debt, excluding warehouse facilities	$12,712		$10,160		$14,500		$32,000		$2,000

CAPITALIZATION AND COVERAGE RATIOS:
Recourse/Non-Recourse Debt:
Recourse	$296,001		$410,042		$328,858		$439,733		$365,921
Non-Recourse	1,053,232		976,996		1,218,329		1,142,815		1,361,246
Total Recourse/Non-Recourse debt	1,349,233		1,387,038		1,547,187		1,582,548		1,727,167
Preferred shares (par)	311,487		311,487		311,487		321,544		321,544
Common shares (market capitalization)	35,357		67,924		203,902		296,669		310,113
Noncontrolling interests, at carrying value	3,632		3,880		3,880		5,506		5,386
Total capitalization	$1,699,709		$1,770,329		$2,066,456		$2,206,268		$2,364,209

Total Liabilities/Total Gross Assets	84.1%		84.4%		84.3%		76.3%		76.2%
Total Liabilities + Preferred/Total Gross Assets	101.1%		100.8%		99.2%		90.0%		88.8%

Interest Coverage (c)	1.09	x	1.20	x	0.96	x	1.34	x	1.40	x
Interest + Preferred Coverage (d)	0.76	x	0.85	x	0.68	x	0.94	x	1.00	x

OTHER KEY BENCHMARKS:
Total Assets Under Management (AUM)	$2,772,545		$2,929,378		$3,170,495		$3,390,885		$3,575,224
Total Gross Assets	$1,824,712		$1,902,295		$2,081,631		$2,347,452		$2,556,302
(a)	At the time of loan origination.
(b)

For the three months ended June 30, 2017, CAD includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the period.  CAD would have been $0.00 per share without the effect of this non-cash write-off.

(c)

For the three months ended June 30, 2017, Interest Coverage includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the period.  Interest Coverage would have been 1.19x without the effect of this non-cash write-off.

(d)

For the three months ended June 30, 2017, Interest + Preferred Coverage includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the period.  Interest + Preferred Coverage would have been 0.84x without the effect of this non-cash write-off.

BALANCE SHEETS

CONSOLIDATED, by quarter

($'s in 000's)	As of
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Assets
Investments in loans:
Investment in loans	$1,270,607	$1,260,346	$1,267,705	$1,315,539	$1,292,639
Allowance for loan losses	(14,883)	(25,140)	(23,514)	(13,531)	(12,354)
Investments in loans, net	1,255,724	1,235,206	1,244,191	1,302,008	1,280,285
Investments in real estate:
Investments in real estate at cost	274,672	399,674	470,249	694,230	854,646
Accumulated depreciation	(28,768)	(30,974)	(35,359)	(114,179)	(138,214)
Investments in real estate, net	245,904	368,700	434,890	580,051	716,432
Investments in securities, at fair value	-	-	-	-	-
Cash and cash equivalents	53,380	46,019	89,317	96,432	110,531
Restricted cash	157,914	142,489	193,580	141,610	190,179
Accrued interest receivable	29,664	32,307	32,141	36,176	36,271
Other assets	43,871	34,905	36,753	49,080	53,878
Intangible assets, net	5,376	8,062	10,901	17,258	19,267
Total assets	$1,791,833	$1,867,688	$2,041,773	$2,222,615	$2,406,843

Liabilities and Equity
Indebtedness, net	$1,390,188	$1,427,947	$1,588,067	$1,623,133	$1,751,082
Accrued interest payable	4,688	10,780	9,229	9,591	8,347
Accounts payable and accrued expenses	9,641	15,201	15,157	14,033	20,016
Derivative liabilities	-	-	-	-	-
Borrowers' escrows	117,070	113,996	104,197	101,805	107,183
Deferred taxes and other liabilities	12,116	38,217	37,535	43,572	60,864
Total liabilities	1,533,703	1,606,141	1,754,185	1,792,134	1,947,492

Series D preferred stock	78,343	77,653	75,654	83,505	81,581

Equity:
Shareholders' Equity:
7.75% Series A Preferred shares	53	53	53	53	53
8.375% Series B Preferred shares	23	23	23	23	23
8.875% Series C Preferred shares	17	17	17	17	17
Common shares, $0.03 par value per share	2,791	2,791	2,793	2,781	2,769
Additional paid in capital	2,094,804	2,094,035	2,093,270	2,092,695	2,093,257
Accumulated other comprehensive income (loss)	-	-	-	-	-
Retained earnings (deficit)	(1,921,533)	(1,916,905)	(1,888,102)	(1,754,099)	(1,723,735)
Total shareholders' equity	176,155	180,014	208,054	341,470	372,384
Noncontrolling interests - continuing operations	3,632	3,880	3,880	5,506	5,386
Noncontrolling interests - discontinued operations	-	-	-	-	-
Total noncontrolling interests	3,632	3,880	3,880	5,506	5,386
Total equity	179,787	183,894	211,934	346,976	377,770
Total liabilities and equity	$1,791,833	$1,867,688	$2,041,773	$2,222,615	$2,406,843

STATEMENTS OF OPERATIONS, FFO & CAD

CONSOLIDATED – THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2017

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2017	2016	2017	2016
Revenue:
Net interest margin
Investment interest income	$19,568	$19,693	$70,215	$89,203
Investment interest expense	(10,377)	(8,849)	(40,932)	(35,806)
Net interest margin	9,191	10,844	29,283	53,397
Property income	12,161	23,501	64,184	112,836
Fee and other income	1,347	1,400	6,251	7,374
Total revenue	22,699	35,745	99,718	173,607

Expenses:
Interest expense	7,862	11,914	35,544	55,049
Real estate operating expenses	8,742	13,084	37,198	56,894
Property management expenses	2,081	2,240	8,853	9,479
General and administrative expenses:
Compensation expenses	3,216	6,275	13,426	18,437
Other general and administrative expenses	3,189	3,300	11,816	13,273
Total general and administrative expenses	6,405	9,575	25,242	31,710
Acquisition and integration expenses	159	248	455	624
Provision for loan losses	17,700	3,848	45,614	8,050
Depreciation and amortization expense	4,461	12,031	28,173	51,304
IRT internalization and management transition expenses	—	6,271	736	6,271
Shareholder activism expenses	-	—	2,464	—
Employee separation expenses	-	—	575	—
Total expenses	47,410	59,211	184,854	219,381
Operating Income	(24,711)	(23,466)	(85,136)	(45,774)
Other income (expense)	(44)	(457)	100	(427)
Gains (loss) on assets	644	29,461	23,439	53,272
Asset impairment	(6,136)	(11,127)	(102,490)	—
Goodwill impairment	-	—	(8,342)	—
Gain (loss) on deconsolidation of properties	25,837	—	5,855	1,331
Gain (loss) on debt extinguishment	(456)	333	488	(37,785)
Change in fair value of financial instruments	6,729	1,109	13,422	(5,946)
Income (loss) before taxes	1,863	(4,147)	(152,664)	(35,329)
Income tax benefit (provision)	600	(20,601)	861	(2,550)
Income from continuing operations	2,463	(24,748)	(151,803)	(37,879)
Discontinued operations:
Income (loss) from discontinued operations	—	1,671	—	40,144
Net income (loss)	2,463	(23,077)	(151,803)	2,265
Income allocated to preferred shares	(7,086)	(9,310)	(32,816)	(35,160)
(Income) loss allocated to noncontrolling interests	-	187	(76)	(24,733)
Net income (loss) available to common shares	$(4,623)	$(32,200)	$(184,695)	$(57,628)

Amount attributable to common shares:
Net income (loss) available to common shares from continuing operations	$(4,623)	$(34,078)	$(184,695)	$(69,604)
Net income (loss) available to common shares from discontinued operations	-	49,686	—	59,784
Net income (loss) available to common shares	$(4,623)	$15,608	$(184,695)	$(9,820)

EPS - BASIC:
Earnings (loss) per share from continuing operations	$(0.05)	$(0.37)	$(2.02)	$(0.77)
Earnings (loss) per share from discontinued operations	—	0.54	—	0.66
Earnings per share - BASIC	$(0.05)	$(0.35)	$(2.02)	$(0.11)

EPS - DILUTED:
Earnings (loss) per share from continuing operations	$(0.05)	$(0.37)	$(2.02)	$(0.77)
Earnings (loss) per share from discontinued operations	—	0.54	—	0.66
Earnings per share - DILUTED	$(0.05)	$0.17	$(2.02)	$(0.11)
Weighted-average shares outstanding - Basic	91,579,654	91,971,817	91,479,533	91,137,041
Weighted-average shares outstanding - Diluted	91,579,654	91,971,817	91,479,533	91,137,041

FUNDS FROM OPERATIONS (FFO):
Net Income (loss) available to common shares	$(4,623)	$15,608	$(184,695)	$(9,820)
Add-Back (Deduct):
Depreciation	3,252	7,031	20,423	35,570
(Gains) Losses on the sale of real estate	(644)	(29,461)	(23,439)	(53,272)
Asset impairment	6,136	11,127	98,126	37,785
Adjustments related to discontinued operations	—	65	—	(1,747)
FFO	$4,121	$4,370	$(89,585)	$8,516
FFO per share--basic	$0.04	$0.05	$(0.98)	$0.09
Weighted-average shares outstanding	91,579,654	91,971,817	91,479,533	91,137,041

CASH AVAILABLE FOR DISTRIBUTION (CAD):
Net Income (loss) available to common shares	$(4,623)	$15,608	$(184,695)	$(9,820)
Add-Back (Deduct):
Depreciation and amortization expense	4,461	12,031	28,173	51,304
Change in fair value of financial instruments	(6,729)	(1,109)	(13,422)	5,946
(Gains) losses on assets	(644)	(29,461)	(23,439)	(53,272)
(Gains) losses on deconsolidation of properties	(25,837)	—	(5,855)	—
(Gains) losses on debt extinguishment	456	(333)	(488)	(1,331)
Deferred income tax (benefit) provision	(600)	20,303	(577)	2,213
Straight-line rental adjustments	(163)	(187)	(449)	(1,369)
Equity based compensation	778	555	2,611	3,396
Acquisition and integration expenses	159	248	455	624
Origination fees and other deferred items	5,905	12,686	32,559	34,063
Provision for loan losses	17,700	3,848	45,614	8,050
IRT internalization and management transition expenses	—	6,271	736	6,271
Asset impairment	6,136	11,127	102,490	37,785
Goodwill impairment	—	—	8,342	—
Shareholder activism expenses	—	—	2,464	—
Employee separation expenses	—	—	575	—
Net expenses associated with deconsolidated properties	293	—	2,329	—
Discontinued operations and noncontrolling interest effect of certain adjustments	—	(45,034)	—	(43,272)
CAD (a)	$(2,708)	$6,553	$(2,577)	$40,588
CAD per share (a)	$(0.03)	$0.07	$(0.03)	$0.45
Weighted-average shares outstanding	91,579,654	91,971,817	91,479,533	91,137,041

(a)

For the year ended December 31, 2017, CAD includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the second quarter.  For the year ended December 31, 2017, CAD would have been $1,059 or $0.01 per share, without the effect of this non-cash write-off.

STATEMENT OF OPERATIONS, FFO & CAD

CONSOLIDATED – by quarter

($'s in 000's, except per share amounts)	For the Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenue:
Net interest margin
Investment interest income	$19,568	$18,115	$14,882	$17,650	$19,693
Investment interest expense	(10,377)	(10,236)	(10,546)	(9,773)	(8,849)
Net interest margin	9,191	7,879	4,336	7,877	10,844
Property income	12,161	15,012	16,946	20,065	23,501
Fee and other income	1,347	1,712	1,531	1,661	1,400
Total revenue	22,699	24,603	22,813	29,603	35,745
Expenses:
Interest expense	7,862	8,656	8,883	10,143	11,914
Real estate operating expenses	8,742	8,313	9,509	10,634	13,084
Property management expenses	2,081	1,908	2,651	2,213	2,240
General and administrative expenses:
Compensation expenses	3,216	3,194	3,529	3,487	6,275
General and administrative expenses	3,189	3,233	2,689	2,705	3,300
Total general and administrative expenses	6,405	6,427	6,218	6,192	9,575
Acquisition and integration expenses	159	57	67	172	248
Provision for loan losses	17,700	5,516	20,863	1,535	3,848
Depreciation and amortization expense	4,461	6,139	7,819	9,754	12,031
IRT internalization and management transition expenses	-	-	-	736	6,271
Shareholder activism expense	-	155	1,615	694	—
Employee separation expenses	-	575	—	—	—
Total expenses	47,410	37,746	57,625	42,073	59,211
Operating Income	(24,711)	(13,143)	(34,812)	(12,470)	(23,466)
Other income (expense)	(44)	283	(153)	14	(457)
Gains (losses) on assets	644	30	10,759	12,006	29,461
Asset impairment	(6,136)	(3,121)	(85,809)	(7,424)	(11,127)
Goodwill impairment	—	—	(8,342)	—	—
Gains (losses) on deconsolidation of properties	25,837	(4,035)	—	(15,947)	—
Gains (losses) on debt extinguishment	(456)	(644)	(1,598)	3,186	333
Change in fair value of financial instruments	6,729	4,753	3,093	(1,153)	1,109
Income (loss) before taxes	1,863	(15,877)	(116,862)	(21,788)	(4,147)
Income tax benefit (provision)	600	34	(22)	249	(20,601)
Income (loss) from continuing operations	2,463	(15,843)	(116,884)	(21,539)	(24,748)
Discontinued operations:
Income (loss) from discontinued operations	—	—	—	—	1,671
Gain (loss) on disposal of discontinued operations	—	—	—	—	47,808
Net income (loss)	2,463	(15,843)	(116,884)	(21,539)	24,731
Income allocated to preferred shares	(7,086)	(8,387)	(8,817)	(8,526)	(9,310)
(Income) loss allocated to noncontrolling interests	-	-	(56)	(20)	187
Net income (loss) available to common shares	$(4,623)	$(24,230)	$(125,757)	$(30,085)	$15,608

Amount attributable to common shares:
Net income (loss) available to common shares from continuing operations	$(4,623)	$(24,230)	$(24,230)	$(30,085)	$(34,078)
Net income (loss) available to common shares from discontinued operations	-	-	-	-	49,686
Net income (loss) available to common shares	$(4,623)	$(24,230)	$(24,230)	$(30,085)	$15,608

EPS - Basic:
Earnings (loss) per share from continuing operations	$(0.05)	$(0.26)	$(0.26)	$(0.27)	$(0.37)
Earnings (loss) per share from discontinued operations	—	-	-	-	0.54
Earnings Per Share - Basic	$(0.05)	$(0.26)	$(1.38)	$(0.33)	$0.17

EPS - Diluted:
Earnings (loss) per share from continuing operations	$(0.05)	$(0.26)	$(0.26)	$(0.27)	$(0.37)
Earnings (loss) per share from discontinued operations	—	-	-	-	0.54
Earnings Per Share - Diluted	$(0.05)	$(0.26)	$(1.38)	$(0.33)	$0.17

Weighted-average shares outstanding - Basic	91,579,654	91,559,636	91,453,415	91,300,812	91,971,817
Weighted-average shares outstanding - Diluted	91,579,654	91,559,636	91,453,415	91,300,812	91,971,817

Funds From Operations (FFO):
Net Income (loss) available to common shares	$(4,623)	$(24,230)	$(125,757)	$(30,085)	$15,608
Add-Back (Deduct):
Depreciation	3,252	4,657	5,630	6,884	7,031
(Gains) Losses on the sale of real estate	(644)	(30)	(10,759)	(12,006)	(29,461)
Asset impairment	6,136	3,121	81,444	7,424	11,127
Adjustments related to discontinued operations	—	—	—	-	65
FFO	$4,121	$(16,482)	$(49,442)	$(27,783)	$4,370
FFO per share	$0.04	$(0.18)	$(0.54)	$(0.30)	$0.05
Weighted average shares	91,579,654	91,559,636	91,453,415	91,300,812	91,971,817

Cash Available for Distribution (CAD):
Net Income (loss) available to common shares	$(4,623)	$(24,230)	$(125,757)	$(30,085)	$15,608
Add-Back (Deduct):
Depreciation and amortization expense	4,461	6,139	7,819	9,754	12,031
Change in fair value of financial instruments	(6,729)	(4,753)	(3,093)	1,153	(1,109)
(Gains) losses on assets	(644)	(30)	(10,759)	(12,006)	(29,461)
(Gain) loss on deconsolidation of properties	(25,837)	4,035	—	15,947	—
(Gain) loss on debt extinguishment	456	644	1,598	(3,186)	(333)
Deferred income tax (benefit) provision	(600)	—	22	—	20,303
Straight-line rental adjustments	(163)	(463)	58	119	(187)
Equity based compensation	778	779	710	344	555
Acquisition and integration expenses	159	57	67	172	248
Origination fees and other deferred items	5,905	6,490	8,476	11,688	12,686
Provision for loan losses	17,700	5,516	20,863	1,535	3,848
IRT internalization and management transition expenses	—	-	—	736	6,271
Shareholder activism expenses	-	155	1,615	694	—
Employee separation expenses	-	575	—	—	—
Asset impairment	6,136	3,121	85,809	7,424	11,127
Goodwill impairment	-	-	8,342	-	-
Net expenses associated with deconsolidated properties	293	689	—	873	—
Discontinued operations and noncontrolling interest effect of certain adjustments	—	-	475	-	(45,034)
CAD (a)	$(2,708)	$(1,276)	$(3,755)	$5,162	$6,553
CAD per share (a)	$(0.03)	$(0.01)	$(0.04)	$0.06	$0.07
Weighted average shares	91,579,654	91,559,636	91,453,415	91,300,812	91,971,817

(a)

For the three months ended June 30, 2017, CAD includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the period.  CAD would have been $0.00 per share without the effect of this non-cash write-off.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND COVERAGE RATIOS

($'s in 000's)	Three Months Ended										Twelve Months Ended
	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
ADJUSTED EBITDA:
Net income (loss)	$2,463		$(15,843)		$(116,884)		$(21,539)		$24,731		$(151,803)		$50,073
Add (deduct):
Investment interest expense	10,377		10,236		10,546		9,773		8,849		40,932		37,230
Interest expense	7,862		8,656		8,883		10,143		11,914		35,544		53,625
Acquisition and integration expenses	159		57		67		172		248		455		624
Depreciation and amortization	4,461		6,139		7,819		9,754		12,031		28,173		51,304
Provision for loan losses	17,700		5,516		20,863		1,535		3,848		45,614		8,050
IRT internalization and management transition expenses	-		-		-		736		6,271		736		6,271
Shareholder activism expenses	-		155		1,615		694		-		2,464		-
Employee separation expenses	-		575		-		-		-		575		-
(Gains) losses on assets	(644)		(30)		(10,759)		(12,006)		(29,461)		(23,439)		(53,272)
(Gain) loss on deconsolidation of properties	(25,837)		4,035		-		15,947		-		(5,855)		-
Asset impairment	6,136		3,121		85,809		7,424		11,127		102,490		37,785
Goodwill impairment	-		-		8,342		-		-		8,342		-
(Gain) loss on debt extinguishment	456		644		1,598		(3,186)		(333)		(488)		(1,331)
Change in fair value of financial instruments	(6,729)		(4,753)		(3,093)		1,153		(1,109)		(13,422)		5,946
Income tax (benefit) provision	(600)		(34)		22		(249)		20,601		(861)		2,550
Net expenses associated with deconsolidated properties	-		-		475		873		-		1,348		-
Additions (deductions) from discontinued operations	-		-		-		-		(44,794)		-		(22,680)
Adjusted EBITDA (a):	$15,804		$18,474		$15,303		$21,224		$23,923		$70,805		$176,175

INTEREST COST:
Investment interest expense	$10,377		$10,236		$10,546		$9,773		$8,849		40,932		37,230
Interest expense	7,862		8,656		8,883		10,143		11,914		35,544		53,625
Interest expense - IRT	-		-		-		-		482		-		27,937
Total Interest Expense	18,239		18,892		19,429		19,916		21,245		76,476		118,792
Less: Amortization of deferred financing costs and debt discounts	(3,788)		(3,537)		(3,508)		(4,018)		(4,181)		(14,851)		(20,383)
Interest Cost	$14,451		$15,355		$15,921		$15,898		$17,064		$61,625		$98,409

PREFERRED COST:
Net income allocated to preferred shares	$7,086		$8,387		$8,817		$8,526		$9,310		32,816		18,025
Less: preferred share discount amortization	(690)		(1,998)		(2,207)		(1,923)		(2,453)		(6,819)		(7,786)
Preferred cost	$6,396		$6,389		$6,610		$6,603		$6,857		$25,997		$10,239

INTEREST COVERAGE (b):	1.09	x	1.20	x	0.96	x	1.34	x	1.40	x	1.15	x	1.79	x
INTEREST + PREFERRED COVERAGE (c):	0.76	x	0.85	x	0.68	x	0.94	x	1.00	x	0.81	x	1.62	x

(a)

For the three months ended June 30, 2017, Adjusted EBITDA includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the period.  Adjusted EBITDA would have been $18,939 without the effect of this non-cash write-off.  For the year ended December 31, 2017, Adjusted EBITDA includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the period.  Adjusted EBITDA would have been $74,441 without the effect of this non-cash write-off.

(b)

For the three months ended June 30, 2017, Interest Coverage includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the period.  Interest Coverage would have been 1.19x without the effect of this non-cash write-off.  For the year ended December 31, 2017, Interest Coverage includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the period.  Interest Coverage would have been 1.21x without the effect of this non-cash write-off

(c)

For the three months ended June 30, 2017, Interest + Preferred Coverage includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the period.  Interest + Preferred Coverage would have been 0.84x without the effect of this non-cash write-off.  For the year ended December 31, 2017, Interest + Preferred Coverage includes the non-cash effect of a $3,636 write-off of accrued interest receivable related to a loan that was determined to be impaired during the period.  Interest + Preferred Coverage would have been 0.85x without the effect of this non-cash write-off.

LOAN PORTFOLIO DATA

Loan Portfolio Data, as of December 31, 2017
($'s in 000's)
Loan Type	Unpaid Principal Balance	Weighted Average Coupon	Remaining Life, Years (weighted average)	# of Loans
Bridge loans	$1,178,090	6.3%	1.6	94
Conduit loans	16,645	4.8%	7.9	1
Mezzanine loans	45,488	11.2%	4.2	13
Preferred equity investments	33,284	9.1%	8.9	15
Total	1,273,507	6.5%	2.0	123
Unamortized discounts, fees and costs	(2,899)
Aggregate carrying amount	$1,270,608

Loan Portfolio Data Trends
($'s on 000's)
	For the Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Bridge First Mortgage loans:
Origination volume	$87,460	$100,585	$154,675	$120,040	$67,540
# of loans originated	9	9	12	5	6
Loan payoffs	$61,520	$106,932	$174,147	$85,523	$106,523
Unpaid principal balance (period end)	$1,178,090	$1,141,365	$1,141,703	$1,169,558	$1,142,052
Weighted average coupon (period end)	6.3%	5.5%	6.1%	5.9%	5.8%

Conduit First Mortgage loans:
Unpaid principal balance (period end)	$16,645	$16,725	$16,801	$20,088	$20,181
Weighted average coupon (period end)	4.8%	4.8%	4.8%	4.8%	4.8%

Mezzanine and Preferred Equity Investments:
Loan payoffs	$7,684	$3,019	$10,229	$4,242	$2,960
Unpaid principal balance (period end)	78,772	105,839	112,749	128,399	132,641
Weighted average coupon (period end)	10.3%	9.6%	9.5%	9.5%	9.4%

Non-accrual loans (period end):
Bridge loans	$81,443	$98,474	$104,723	$106,737	$113,509
Mezzanine and preferred equity	17,160	37,160	17,331	9,029	7,529
Total non-accrual loans	$98,603	$135,634	$122,054	$115,766	$121,038

Credit status (period end):
Satisfactory	$1,124,729	$1,105,120	$1,100,273	$1,156,410	$1,142,467
Watchlist -- expecting full recovery	57,246	24,554	55,725	92,975	32,748
Watchlist -- with reserves	91,532	134,254	115,255	68,660	119,659
Total	$1,273,507	$1,263,928	$1,271,253	$1,318,045	$1,294,874

Loan loss reserves:
Beginning balance	$25,140	$23,514	$13,531	$12,354	$18,655
Provision	17,700	5,516	20,863	1,535	3,848
Charge-offs, net of recoveries	(27,957)	(3,890)	(10,880)	(358)	(10,149)
Ending balance	$14,883	$25,140	$23,514	$13,531	$12,354

Statistics as a % of Total Loans (period end):
Non-accrual loans	7.7%	10.7%	9.6%	8.8%	9.3%
Watchlist -- expecting full recovery	4.5%	1.9%	4.4%	7.1%	2.5%
Watchlist -- with reserves	7.2%	11.0%	8.9%	5.2%	9.2%
Loan loss reserves	1.2%	2.0%	1.8%	1.0%	1.0%

REAL ESTATE PORTFOLIO DATA

Real Estate Portfolio Summary, as of December 31, 2017
($'s in 000's)
Property Type	Gross Cost	# of Properties	Units / Square Feet / Acres	Weighted Average Occupancy	Weighted Average Rental Rate
Multifamily	$17,163	1	220	94.1%	$899	per unit, per month
Office	130,125	5	1,291,283	79.4%	$19.74	per square foot, per year
Retail	106,817	6	1,674,674	63.2%	$15.46	per square foot, per year
Land	20,567	4	9.2
Total	274,672	16
Accumulated depreciation	(28,768)
Carrying Amount	$245,904

Real Estate Portfolio Summary, as of December 31, 2017
($'s in 000's)
Property Type	# of Properties	Units/ Square Feet/ Acres	Gross Cost	Accumulated Depreciation	Net Carrying Value	Occupancy (Period End)	Average Occupancy (a)	Rental Rate (b)

HELD FOR DISPOSITION

TOTAL MULTIFAMILY:	1	220	$17,163	$(4,016)	$13,147	95.9%	94.1%	$899

TOTAL OFFICE:	2	921,094	$57,036	$(305)	$56,731	45.1%	45.1%	$22.81

TOTAL RETAIL:	5	1,559,681	$82,642	$(5,112)	$77,530	65.0%	63.7%	$13.16

TOTAL LAND:	2	8.2	$19,953	$-	$19,953

TOTAL HELD FOR DISPOSITION	10		$176,794	$(9,433)	$167,361

HELD FOR INVESTMENT

TOTAL OFFICE:	3	370,189	$73,089	$(18,971)	$54,118	87.5%	86.3%	$20.01

TOTAL RETAIL:	1	114,993	$24,175	$(364)	$23,811	11.4%	43.1%	$29.16

TOTAL LAND:	2	1.0	$614	$—	$614

TOTAL HELD FOR INVESTMENT	6		$97,878	$(19,335)	$78,543

TOTAL REAL ESTATE OWNED			$274,672	$(28,768)	$245,904

(a)      Average occupancy represents the daily average occupancy for the three-month period ended December 31, 2017.

(b)	Multifamily rental rate data is per unit, per month. Office and Retail are per square foot, per year.

REAL ESTATE PORTFOLIO

CHANGES IN THE PORTFOLIO – YEAR-TO-DATE DECEMBER 31, 2017:

($'s in 000's)	City & State	Square Feet / Units/Acres	Month Sold / Disposed / Acquired	Transaction	Value
SALES:
Office:
Executive Center	Milwaukee, WI	102,017	March	Sale	10,600
Tiffany Square	Colorado Springs, CO	184,219	March	Sale	12,175
100 East Lancaster Avenue	Downingtown, PA	37,963	April	Sale	4,575
UBS Tower	St. Paul, MN	228,882	May	Sale	14,150
Rutherford	Woodlawn, MD	85,806	September	Sale	5,700
McDowell	Scottsdale, AZ	255,573	October	Sale	53,150
Four Resource Square	Charlotte, NC	151,916	December	Sale	17,500
Reuss	Milwaukee, WI	578,104	December	Sale	19,500
Total Office		1,624,480			137,350

Multifamily:
Tuscany Bay	Orlando, FL	396	January	Sale	36,650
Oyster Point	Newport News, VA	278	March	Sale	11,500
Emerald Bay	Las Vegas, NV	337	March	Sale	23,750
South Terrace	Durham, NC	328	June	Sale	42,950
Trails at Northpoint	Jackson, MS	144	July	Sale	6,450
Total Multifamily		1,483			121,300

Retail:
South Plaza (Parcel Sale)	Nashville, TN	284,697	May	Parcel Sale	11,478
South Plaza	Nashville, TN	-	September	Sale	11,000
May's Crossing	Round Rock, TX	64,084	November	Sale	8,150
Total Retail		284,697			30,628

Land:
Treasure Island & Sunny Shores	Daytona Beach, FL	3.5	October	Sale	12,125
MGS Gift Shop	Daytona Beach, FL	1.0	March	Sale	300
Total Land		4.5			12,425

Total Sales:					$301,703

OTHER DISPOSITIONS:
Industrial
East Glendale	Sparks, NV	31,976	February	Deconsolidation	1,091
Rex Boulevard	Auburn Hills, MI	151,200	February	Deconsolidation	7,209
Adams Aircraft	Englewood, CO	48,490	March	Deconsolidation	4,557
Perry Avenue	Attleboro, MA	456,000	March	Deconsolidation	25,529
Interstate Drive	West Springfield, MA	143,025	March	Deconsolidation	4,965
South Midco	Marysville, OH	130,044	August	Deconsolidation	3,480
Fondorf Drive	Columbus, OH	151,685	August	Deconsolidation	5,076
Kirby Circle	Palm Bay, FL	231,313	September	Deconsolidation	15,773
Lake Avenue	Fort Wayne, IN	25,200	September	Deconsolidation	2,876
Moreau Court	South Bend, IN	82,396	September	Deconsolidation	5,636
Hunt Valley Circle	New Kensington, PA	198,000	November	Deconsolidation	9,015
Square Drive	Marysville, OH	130,044	November	Deconsolidation	4,856
Total Industrial		1,779,373			90,063

Office:
Gettysburg Pike 6930	Fort Wayne, IN	161,000	September	Deconsolidation	5,069
Gettysburg Pike 6932	Fort Wayne, IN	63,804	September	Deconsolidation	2,200
Total Office		224,804			7,269

Total Other Dispositions:					$97,332

Total Sales and Other Dispositions					$399,035

ADDITIONS:
Retail:
Erieview Galleria	Cleveland, OH	93,663	March	Loan Conversion	1,636
Total Retail		93,663			1,636

Total Additions:					$1,636

Indebtedness oVERVIEW

As of DECEMBER 31, 2017

	As of December 31, 2016	As of December 31, 2017
($'S in 000's)	Unpaid Principal	Unpaid Principal	Unamortized Discount and Debt Issuance Costs	Carrying Amount	Rate	Maturity Date
RAIT Indebtedness:
Recourse debt
7% convertible senior notes	$871	$871	$(38)	$833	7.0%	04/2031
4% convertible senior notes	126,098	110,513	(3,713)	106,800	4.0%	10/2033	(a)
7.625% senior notes	57,287	56,324	(1,457)	54,867	7.6%	04/2024
7.125% senior notes	70,731	68,408	(934)	67,474	7.1%	08/2019
Senior secured notes	62,000	11,500	(437)	11,063	7.3%	04/2019
Lending warehouse facilities
Conduit loans	-	-	(117)	(117)	0.00%	07/2018
Floating rate loans	26,421	22,313	(453)	21,860	3.5%	01/2018-7/2018
Total	26,421	22,313	(570)	21,743	3.5%
Junior subordinated notes, at fair value	18,671	18,671	(10,550)	8,121	5.3%	03/2035
Junior subordinated notes, at amortized cost	25,100	25,100	-	25,100	3.9%	04/2037
Total Recourse Debt	387,179	313,700	(17,699)	296,001	5.5%
Non-Recourse debt
Securitization notes payable:
CRE CDO I	376,089	235,349	(2,464)	232,885	2.0%	11/2046
CRE CDO II	166,227	22,714	(875)	21,839	3.7%	06/2045
FL3	57,942	-	-	-	0.0%	-
FL4	107,998	-	-	-	0.0%	-
FL5	265,304	133,895	-	133,895	5.1%	01/2031
FL6	216,677	120,248	(1,306)	118,942	3.9%	11/2031
FL7	-	276,867	(3,276)	273,591	2.8%	06/2037
FL8	-	213,753	(3,595)	210,158	2.7%	12/2037
Total securitization notes payable	1,190,237	1,002,826	(11,516)	991,310	3.1%
Loans payable on real estate	186,237	62,297	(375)	61,922	5.2%	05/2021-12/2021
Total Non-recourse debt	1,376,474	1,065,123	(11,891)	1,053,232	3.2%
Other Indebtedness	24,321	40,830	125	40,955	-	-
Total RAIT Indebtedness	$1,787,974	$1,419,653	$(29,465)	$1,390,188	3.7%

Recourse               Non-recourse

(a)	Includes the $110,513 of 4% convertible senior notes that may be put in October 2018.

DEFINITIONS

Adjusted EBITDA

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, is a non-GAAP financial measure.  We calculate Adjusted EBITDA as Net Income, before the effects of investment interest expense, interest expense, acquisition and integration expenses, depreciation and amortization, provision for loan losses (gains) losses on assets, asset impairments, (gains) losses on debt extinguishments, change in fair value of financial instruments, and income tax (benefit) provision as well as similar items and other non-recurring items such as (gains) losses on acquisitions related to discontinued operations.  We believe Adjusted EBITDA provides useful information to investors to ascertain our interest coverage and interest plus preferred dividends coverage ratios.

Assets Under Management

Assets under management, or AUM, is an operating measure representing the total assets that we own or are managing for third parties. While not all AUM generates fee income, it is an important operating measure to gauge our asset growth, volume of originations, size and scale of our operations and our performance. AUM includes our total investment portfolio, assets associated with unconsolidated securitizations for which we derive asset management fees and real estate properties we manage on behalf of third parties.

Cash Available for Distribution

Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, provision for loan losses and non-cash interest income and expense items). In addition, the compensation committee of our board of trustees used CAD as a metric in establishing quantitative performance based awards for certain of our executive officers beginning in 2015.

We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including depreciation and amortization expense, straight-line rental income or expense, amortization of deferred financing costs, and amortization of discounts on financings; origination fees; equity-based compensation; changes in the fair value of our financial instruments; realized gains (losses) on assets; provision for loan losses; asset impairments; acquisition gains or losses and transaction costs; deferred income tax benefit (provision); certain fee income eliminated in consolidation that is attributable to third parties; and one-time events pursuant to changes in U.S. GAAP and certain other non-routine items.

CAD should not be considered as an alternative to net income (loss) or cash generated from operating activities, determined in accordance with U.S. GAAP, as an indicator of operating performance. For example, CAD does not adjust for the accrual of income and expenses that may not be received or paid in cash during the associated periods. Please refer to our consolidated financial statements prepared in accordance with U.S. GAAP in our most recent report on Form 10-K or Form 10-Q filed with the Securities and Exchange Commission. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

Funds from Operations

We believe that funds from operations, or FFO, which is a non-GAAP financial measure, is an additional appropriate measure of the operating performance of a REIT. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation expense, gains or losses on sales of real estate, asset impairment and the cumulative effect of changes in accounting principles. Our management utilizes FFO as a measure of our operating performance. FFO is not an equivalent to net income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

Gross Real Estate Investments

Gross real estate investments equal investments in real estate, net plus accumulated depreciation as it appears on the consolidated balance sheet.  The following table provides a reconciliation of investments in real estate, net to total gross real estate investments.

	As of
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Investments in real estate, net	$245,904	$368,700	$434,890	$580,051	$716,432
Plus: Accumulated depreciation	28,768	30,974	35,359	114,179	138,214
Gross real estate investments	$274,672	$399,674	$470,249	$694,230	$854,646

Interest Coverage

Interest coverage is computed as Adjusted EBITDA divided by interest costs (excluding amortization of deferred financing costs and debt discounts)

Interest + Preferred Coverage

Interest + Preferred coverage is computed as Adjusted EBITDA divided by the sum of interest costs (excluding amortization of deferred financing costs and debt discounts) and preferred costs (excluding amortization of preferred share discounts).

Net Operating Income

Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful measure of the operating performance of its real estate portfolio. NOI is defined as total property revenue less total property operating expenses, excluding depreciation and amortization and interest expense. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our real estate portfolio performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental rates and property operating expenses. A reconciliation of our net operating income to net income is as follows for each of the periods presented below:

($'s in 000's)	For the Three Months Ended					For the Year Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net operating income	$3,419	$6,699	$7,437	$9,431	$10,417	$26,986	$55,942
Net interest margin	9,191	7,879	4,336	7,877	10,844	29,283	53,397
Fee and other income	1,347	1,712	1,531	1,661	1,400	6,251	7,374
Interest expense	(7,862)	(8,656)	(8,883)	(10,143)	(11,914)	(35,544)	(55,049)
Compensation expenses	(3,216)	(3,194)	(3,529)	(3,487)	(6,275)	(13,426)	(18,437)
General and administrative expenses	(3,189)	(3,233)	(2,689)	(2,705)	(3,300)	(11,816)	(13,273)
Property management expenses	(2,081)	(1,908)	(2,651)	(2,213)	(2,240)	(8,853)	(9,479)
Acquisition and integration expenses	(159)	(57)	(67)	(172)	(248)	(455)	(624)
Provision for loan losses	(17,700)	(5,516)	(20,863)	(1,535)	(3,848)	(45,614)	(8,050)
Depreciation and amortization expense	(4,461)	(6,139)	(7,819)	(9,754)	(12,031)	(28,173)	(51,304)
IRT internalization and management transition expenses	-	-	-	(736)	(6,271)	(736)	(6,271)
Shareholder activism expenses	-	(155)	(1,615)	(694)	-	(2,464)	-
Employee separation expenses	-	(575)	-	-	-	(575)	-
Other income (expense)	(44)	283	(153)	14	(457)	100	(427)
Gains (loss) on assets	644	30	10,759	12,006	29,461	23,439	53,272
Gain (loss) on deconsolidation of properties	25,837	(4,035)	-	(15,947)	-	5,855	-
Asset impairment	(6,136)	(3,121)	(85,809)	(7,424)	(11,127)	(102,490)	(37,785)
Goodwill impairment	-	-	(8,342)	-	-	(8,342)	-
Gain (loss) on debt extinguishment	(456)	(644)	(1,598)	3,186	333	488	1,331
Change in fair value of financial instruments	6,729	4,753	3,093	(1,153)	1,109	13,422	(5,946)
Income tax benefit (provision)	600	34	(22)	249	(20,601)	861	(2,550)
Income from discontinued operations	-	-	-	-	1,671	-	40,144
Gain (loss) on disposal of discontinued operations	-	-	-	-	47,808	-	47,808
Net income (loss)	$2,463	$(15,843)	$(116,884)	$(21,539)	$24,731	$(151,803)	$50,073

Total Gross Assets

Total gross assets equals total assets plus accumulated depreciation as these captions are reported on the consolidated balance sheet.  The following table provides a reconciliation of total assets to total gross assets.

	As of
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total assets	$1,791,833	$1,867,688	$2,041,773	$2,222,615	$2,406,843
Plus: Accumulated depreciation (a)	28,768	30,974	35,359	114,179	138,214
Plus: Accumulated amortization (b) (c)	4,111	3,633	4,499	10,658	11,245
Total gross assets	$1,824,712	$1,902,295	$2,081,631	$2,347,452	$2,556,302

(a)	Includes accumulated depreciation from discontinued operations.
(b)	Includes accumulated amortization from discontinued operations.
(c)	Represents accumulated amortization of real estate-related intangible assets and liabilities.